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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2004

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

          Maryland                   1-10899                     13-2744380
      ---------------             --------------              ---------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2b))
|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 21, 2004 Kimco North Trust I, Kimco North Trust II, Kimco North Trust III, Kimco North Trust V, Kimco North Trust VI and Kimco North Loan Trust IV, as borrowers and Kimco Realty Corporation as guarantor, entered into a three-year Canadian denominated ("CAD")$150,000,000 credit facility with Royal Bank of Canada, as Issuing Agent and Administrative Agent, The Bank of Nova Scotia and Bank of America, N.A., as Syndication Agents, Canadian Imperial Bank of Commerce, as Documentation Agent and RBC Capital Markets, as Bookrunner and Lead Arranger. The facility bears interest at The CDOR Rate, as defined plus 0.50% and matures September 21, 2007 with an option to extend for an additional year. A copy of the Credit Agreement is filed as Exhibit 10-14 hereto and incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2004                       KIMCO REALTY CORPORATION
                                                (registrant)


                                                By:  /s/ Michael V. Pappagallo
                                                --------------------------------
                                                Name: Michael V. Pappagallo
                                                Its:  Vice President and Chief
                                                      Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.            DOCUMENT DESCRIPTION

10.14 $150,000,000 Credit Agreement dated September 21, 2004 among Kimco North Trust I, North Trust II, North Trust III, North Trust V, North Trust VI, Kimco North Loan Trust IV, Kimco Realty Corporation, the Several Lenders from Time to Time Parties Hereto, Royal Bank of Canada, as Issuing Lender and Administrative Agent, The Bank of Nova Scotia and Bank of America, N.A., as Syndication Agents, Canadian Imperial Bank of Commerce as Documentation Agent and RBC Capital Markets, as Bookrunner and Lead Arranger.




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